Cash and Cash Equivalents and Short-term Investments	12 Months Ended
Dec. 31, 2014
Cash, Cash Equivalents, and Short-term Investments [Abstract]
Cash and Cash Equivalents and Short-term Investments

5. Cash and Cash Equivalents and Short-term Investments

Cash and cash equivalents at December 31, 2014 include deposits with financial institutions that have good credit ratings and with the Dutch government of EUR 1,200.0 million (2013: EUR 853.5 million), investments in AAAm-rated money market funds that invest in debt securities of financial institutions that have good credit ratings and governments of EUR 426.7 million (2013: EUR 535.0 million) and interest-bearing bank accounts of EUR 792.8 million (2013: EUR 942.2 million). Our cash and cash equivalents are predominantly denominated in euros and partly in U.S. dollars.

Cash and cash equivalents have insignificant interest rate risk and remaining maturities of three months or less at the date of acquisition. Except for an amount of EUR 5.1 million, no restrictions on usage of cash and cash equivalents exist. The carrying amount of these assets approximates their fair value.

Short-term investments have insignificant interest rate risk and remaining maturities longer than three months but less than one year at the date of acquisition.

Short-term investments (classified as available for sale securities) consist of the following:

As of December 31, 2014 (in thousands)	Cost basis	Unrealized Gains	Unrealized Losses	Recorded Basis

Dutch Treasury Certificates	334,864	-	-	334,864
Deposits	-	-	-	-

Total	334,864	-	-	334,864

As of December 31, 2013 (in thousands)	Cost basis	Unrealized Gains	Unrealized Losses	Recorded Basis

Dutch Treasury Certificates	304,884	-	-	304,884
Deposits	375,000	-	-	375,000

Total	679,884	-	-	679,884